Exhibit 10.2

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY . THE SHARES BEING SOLD HEREBY ARE - - -- - - P..EGB - b - A - 'H¥E - AN - D - lN - V0b - V - E - A - H - IG - H - DEG - R:E:E - QF - R - l:8K --- . --- 'F - IIE - 8A - bE - P - IHGE - W - A - 8, ---- DETERMINED ARBITRARILY BY THE SELLER AND BEARS NO RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE, CURRENT OR FUTURE TRADING PRICE OF THE SHARES, OR ANY OTHER CRITERIA . STOCK PURCHASE AGREEMENT THIS STOCK PURCHASE AGREEMENT is made and entered into this er ::. th day of J ul y , 2 024 , b y and among ZICIX CORPORA TrON . , a Nevada corporation (the " Company " or " P ur chase r '' ) , ASN Zone One Limited . a Hong Kong private limited company ("ASN") and Lo Yiu Kwok (the "Se ll er") . Se ll er owns an aggregate of 10 , 000 shares of the ordinary stock of ASN, constituting all of the is s ued and outstanding securities of ASN . Purchaser desires to purchas e from Seller, and Se l l er i s willing to sell shares of such common stock , subject to the terms and conditions contained in this Agreement . NOW THEREFORE , in consideration of th e mutual promis es contained herein a nd other good and valuable cons i de r at i on , th e receipt and sufficiency of which are hereby acknow l edged , the partie s agree a s follows : ARTICLE I Definitions ln addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below : ''Affi l iate" shall mean with respect to a specified Person, any other Person whic h , directly or indirectly through one or more int e rmediaries , controls or is controlled by or is under common control with such Person, and without limiting the generality of the foregoing , includes , with respect to a Person (a) any other Person which beneficially owns or holds ten percent ( 10% ) or more of any class of voting securities or other securities convertible into voting securities of such Person or beneficiall y owns or holds ten percent ( 10% ) or more of any other equity interests in such Person , (b) any o th er Person with respect to w hich such Person b ene ficiall y owns or holds ten percent ( 10% ) or more of a ny class of voting securities or other securities convertible into vo t i ng securities of such Person , or owns or holds ten percent ( 10% ) or more of the equity interests of the other Person , and (c) any directo r or senior officer of such Person . For purpose s of thi s defini t ion , t he tenn " control " ( including , with correlative meanings , th e terms "con trolled by" and '' under common control with' ' ), as used with respect to any Person . means the possession , directl y or indirectl y, of the power to dire ct or cause the direction of the management and policies of such Person, whether throu g h the ownership of voti ng securities or b y contract or otherwise . "A greement " s hall m ean this S to ck P urcha se Agree m en t together wi th all exhibits and sc h e dul es referred to h e rein, wh ich exhib its and schedules are incorporat e d herein and mad e a p art hereof .

"ASN" shall mean ASN Zone One Limited , a Hong Kong private limited company having its registered office at Flat/Rm 6 A, G/F, San Shing Avenue, Sheung Shui , New Territories , Hong Kong . "ASN Certificates' ' shall mean the certificates representing the ASN Ordinary Stock . "ASN Ordinary Stock'' shall mean the Ten Thousand ( I 0 , 000 ) shares of ordinary stock of ASN being sold by Seller pursuant to this Agreement. "Closing'' shall have the meaning set forth in Section 2.2. ·'Closing Date'' shall mean the elate that the Closing takes place. ''Code" shall mean the Internal Revenue Code of 1986, as amended. '' Commission or SEC" shall mean the United States Securities and Exchange Commission. " Company ' ' shall have the meaning set forth in the recitals. "Company Common Stock' ' shall mean the common stock of the Company at par value of USD$0.00001 per share . ''C ompany Loss" shall have the meaning set forth in Section 5.5. ''Confidential Information'' means any information concerning the businesses and affairs of ASN or the Company that is not already generally available to the public. "Consideration' ' shall mean the consideration set forth in Section 2 hereof payable or issuable by the Company , as applicable, to the Sellers for the acquisition by the Company of Ten Thousand ( 10 , 000 ) shares of the ASN Ordinary Stock (representing approximately 100 % of the total issued and outstanding shares of t � e ASN Ordinary Stock) . "E ffective Time ' ' shall have the meaning set forth in Section 2.3. " Environmental Laws'' shall have the meaning set forth in Section 3.18. ·'Exchange Act" shall mean the Securities Exchange Act of 1934 , as amended. ''Financial Statements" shall mean ASN's balance sheets, statement ofoperations, changes in stockholders equity and cash flow as of and for the fiscal years ended and for the three and nine months ended Financial statements for the years ended ----- - , shall be audited , and financial statements for the three and nine months ended ---- - , shall be reviewed, in accordance with US GAAP by a PCAOB registered auditor acceptable to ASN in its discretion . I I

'· GAAP ' ' shall mean United States generally accepted accounting principles . "Guaranty' ' shall mean , as to any Person , all liabilities or obligations of such Person, with respect to any indebtedness or other obligations of any other Person, which have been guaranteed, � atrectly or inairectly, in any manner by such Person, through an agreement , contingent or otherwise , to purchase such indebtedness or obligation , or to purchase or sell property or services , primarily for the purpose of enabling the debtor to make payment of such indebtedness or obligation or to guarantee the payment to the owner of such indebtedness or obligation against l oss , or to supply funds to or in any manner invest in the debtor . ''Seller" shall have the meaning set forth in the recitals. "Investments' ' shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person (except for extensions of credit to customers in the ordinary course of business) , all purchases or commitments to purchase any stock, bonds , notes , debentures or other securities of any other Person , and any other investment in any other Person, including partnerships or joint ventures (whether by capital contribution or otherwise) or other similar arrangement (whether written or oral) \ Vith any Person , including , but not limited to, arrangements in which (i) the first Person shares profits and losses of the other Person, (ii) any such other Person has the right to obligate or bind the first Person to any third party , or (iii) the first Person may be wholly or partially liable for the debts or obligations of such partnership, joint venture or other entity . · 'Know l edge ' ' shall mean, in the case of any Person who is an individual, knowledge that a reasonable individual under similar circumstances would have after such reasonable investigation and inquiry as such reasonable individual would under such similar circumstances make , and in the case of a Person other than an individual, the knowledge that a senior officer, director or manager of such Person, or any other Person having responsibility for the particular subject matter at issue of such Person, would have after such reasonable investigation and inquiry as such senior officer , director, manager or responsible Person would under such similar circumstances make . ·'Law' ' and "Laws'' shall mean any federal, state , local or foreign statute, lavv , ordinance, regulation, rule , code, order or other requirement or rule of law . " Liabil iti es " shall mean any direct or indirect indebtedness , liability, claim, loss , damage, deficiency, obligation or responsibility, fixed or unfixed , choate or inchoate , liquidated or unliquidated, secured or unsecured, accrued , absolute , contingent or otherwise , including , without limitation , liabilities on account of taxes, other governmental charges or Litigation , whether or not of a kind required by GAAP or International Financial Reporting Standards, as applicable, to be set forth on a financial statement . '•Litigation" shall mean any actions , suits , investigations , claims or proceedings. " Materia l Adverse Effect' ' shall mean any event or condition of any character which has had or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities , properties , or business of the Company or ASN, as applicable .

'·Person'' shall mean any natural person, corporation, unincorporated organization, partnership, association, limited liability company, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government or any other entity . "Reports'' shall mean the quarterly, annual and supplemental r epor ts , and other filings made by the Company with OTC Markets Group as at the date of this Agreement . ''Securities Act" shall mean the Securities Act of 1933, as amended. "Subsidiary" of any Person shall mean any Person, whether or not capitalized, in which such Person owns, directly or indir ect l y , an equity interest of more than fifty percent ( 50% ), or which may effectively be controlled, directly or indirectly , by such Person . ''Tax'' and "Taxes" shall mean (i) all income, excise, gross receipts, ad valorem, sales, use, employment, franchise, profits, gains, property , transfer , payroll , withholding, severance, occupation, social security, unemployment compensation, alternative minimum, value added, intangibles or other ta xe s , fees, stamp taxes , duties, charges, levies or assessments of any kind whatsoever (whether payable directly or by withholding), together with any interest and any penalties, fines, additions to tax or additional amounts imposed by any governmental or regulatory authority with respect thereto , (ii) any liability for the payment of any amounts of the type described in (i) as a result of being a member of a consolidated, combined, unitary or aggregate group for any Taxable period , and (iii) any liability for the payment of any amounts of the type described in (i) or (ii) as a result of being a transferee or successor to any person or as a result of any express or implied obligation to indemnify any other Person . ''Tax Returns" shall mean returns, declarations, reports, claims for refund, information returns or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination , assessment or collection of any Taxes of any party or the administration of any law s , regulations or administrative requirements relating to any Taxes . ''Tennination Date'' shall have the meaning set forth in Section 6.6. "Transaction Documents'' shall have the meaning set forth in Section 3.2. The words "hereof', ''herein'' and ' ' hereund er" and the words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement . The terms defined in the singular shall have a comparable meaning when used in the plural and vice versa . ARTICLE II

Purc h ase and Sale 1. Purchase and Sale. The Seller hereby agrees to sell to the Purchaser and the Purchaser , in reliance on the representations and warranties contained herein, and subject to the ---- t erms - - an d - c011ditiu11s - - ofthis - -- A: - gree men r, agree - to -- pu re hase - - fro mi:he - - S - e lteran a - ggregate of - - 1 - 0 � 0 OO shares of the ordinary shares of ASN , representing all of the issued and outstanding securities of ASN , for the consideration set forth below: (a) Execution Pavrnent . Upon the execution of this Agreement , Purchaser shall pay to Seller in immediately available funds the cash amount of Five Thousand Dollars ( $ 5 , 000 ) ; (b) Milestone Pavments . During the three year period following the Closing Date (the "Earn Out Period " ) , the Seller shall be entitled to receive up to an aggregate of Six Hundred Thirty Million ( 630 , 000 , 000 ) shares of the Company ' s Common Stock , par value $ 0 . 00001 , upon the achievement of the milestones set forth below (collectively , the ' ' Earn Out Shares '' ) : a. If the audited financial statements of the Company reflects an annual revenue in excess of $ 500 , 000 that is directly attributable to ASN, the Company shall issue to Seller or his designee One Hundred Twenty Six Million ( 126 , 000 , 000 ) shares of the Company Common Stock ; b. If the audited financial statements of the Company reflects an annual revenue in excess of $ 1 , 000 , 000 that is directly attributable to ASN , the Company shall issue to Seller or his designee Three Hundred Seventy Eight Million ( 378 , 000 , 000 ) shares of the Company Common Stock ; c. lf the audited financial statements of the Company reflects an annual revenue in excess of $ 2 , 000 , 000 that is directly attributable to ASN , the Company shall issue to Seller or his designee Six Hundred Thirty Million ( 630 , 000 , 000 ) shares of the Company Common Stock ; Seller shall not be entitled to receive in excess of Six Hundred Thirty Million ( 630 , 000 , 000 ) shares of the Company ' s Common Stock pursuant to this Section . Seller shall not be entitled to any Earn Out Shares if ASN fails to achieve the foregoing milestones during the Earn Out Period . The Earn Out Shares issued by the Company in connection with this Stock Purchase Agreement are issued pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933 . All securities issued pursuant to this Section are subject to equitable adjustment in the event of any forward stock split, reverse stock split, amalgamation or other similar corporate action occurring after the Closing Date . 2. Time and Place of Closing . The closing of the transactions contemplated hereby (the · 'Closing ' ') will take place at I 0 : 00 A . M . on the date following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated hereby as set forth in Article VI (other than conditions with respect to actions the respective parties will take at the Closing itself) (the " Closing Date '' ) . The Closing shall be held at the principal office of the Company , or at such other location or time as may be mutually agreed upon by the parties . The parties agree to take all necessary and prompt actions so as to complete the Closing on or before . 2024 , or at such other date as may be agreed to by the parties in writing .

2 . 3 Effective Time . The Exchange and other transactions contemplated by this Agreement shall become effective . on the Closing Date (the "Effective Time") . --- z - : - 4 - - Beliverv - of - kS - N - 0 rdinarrStoc k - : - - At - the e losin � he - S - eller shalhurremteraHi : he share certificates which represent in the aggregate of Ten Thousand ( 10 , 000 ) shares of the ordinary stock of ASN (representing l 00 % of the total issued and outstanding securities of ASN immediately prior to the Closing Date) and all appropriately executed transfer documents in favor of the Company, in order to effectively transfer to the Company the right , title and interest in and to the ASN Ordinary Stock . 2 . 5 Legend On Securities . Each share of the Company Common Stock to be issued to the Seller as part of the Consideration shall be in book entry format and shall bear substantially the following legend : ''THE SHARES REPRESENTED BY TH.IS CERTLFlCATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE ''US SECURfTlES ACT"), OR THE SECURITY LAWS OF ANY STATE OF THE UNITED STATES. THEY MAY NOT BE SOLD, OFFERRED FOR SALE, PLEDGED OR OTHER WlSE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S . SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLLCABLE STATE SECURITLES LAWS , OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM STATE SECURlTlES LAWS. HEDGING TRANSACTION [NVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLAINCE WlTH THE U.S. SECURlTlES ACT". ARTICLE III Representations and Warranties of the Company ln order to induce the Seller to enter into this Agreement and to consummate the transactions contemplated hereby , the Company makes the representations and warranties set forth below to ASN and the Seller . 1. Organization . The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada . The Company has all requisite corporate power and authority to carry on its business as presently conducted . The Company is duly qualified to transact business and is in good standing as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a Material Adverse Effect on the Company . 2. Authorization : Enforceability . The execution, delivery and performance of this Agreement by the Company and all other agreements to be executed , delivered and performed by the Company pursuant to this Agreement (collectively, the "Transaction Documents") and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate or individual action on the part of the Company . This Agreement and the Transaction Documents have been duly executed and delivered by the

Company, and constitute the l egal , valid and binding obligation of the Company, assuming the due authorization, execution and de! ivery of this Agreement by the Se! ler , enforceable in accordance with their respective terms , except to the extent that their enforcement is limited by bankruptcy , insolvency , reorganization or other laws relating to or affecting the enforcement of creditors' rights genernll y - and - b y general - princ - iples of equity . 3. No Violation or Conflict . To the Knowledge of the Company, the execution, delivery and performance of this Agreement and the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby : (a) do not violate or conflict with any provision of law or regulation (whether federal, state or local) of the United States of America, or any writ, order or decree of any court or governmental or regulatory authority , or any provision of the Company's Articles of Incorporation or Bylaws ; and (b) do not and will not , with or without the passage of time or the giving of notice, result in the breach ot or constitute a default (or an event that with notice or lapse of time or both wou lcl become a default) , cause the acceleration of performance , give to others any right of tennination, amendment , acceleration or cancellation of or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any instrument or agreement to which the Company is a party or by which the Company or its properties may be bound or affected, other than instruments or agreements as to which consent shal I have been obtained at or prior to the Closing . 4. Consents of Governmental Authorities and Others . To the Knowledge of the Company, other than in connection with the provisions of the Exchange Act, and the Securities Act, no consent, approval, order or authorization of, or registration, declaration, qualification or filing with any federal, state or local governmental or regulatory authority, or any other Person, is required to be made by the Company in connection with the execution, delivery or perfonnance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby , excluding the execution, delivery and performance of this Agreement by the Seller . 3 . 5 Conduct of Business . Except as set forth in its Since January 1 , 2024 , the Company has conducted its business in the ordinary and usual course consistent with past practices and there has not occurred any Material Adverse Effect on the Company . Except as disclosed in the Reports , the Company has not (a) amended its Articles of Incorporation or Bylaws ; (b) issued , sold or authorized for issuance or sale, shares of any class of its securities (including, but not limited to , by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities or entered into any agreements or commitments of any character obligating it to issue or sell any such securities ; (c) redeemed , purchased or otherwise acquired , directly or indirectly , any shares of its capital stock or any option , warrant or other right to purchase or acquire any such capital stock ; (d) suffered any damage, destruction or loss, whether or not covered by insurance , which has had or could reasonably be expected to have a Material Adverse Effect ; granted or made any mortgage or pledge or subjected itself or any of its properties or assets to any lien , charge or encumbrance of any kind ; (f) made or committed to make any capital expenditures in excess of USO I 00 , 000 ; (g) become subject to any guaranty ; (h) granted any increase in the compensation payable or to become payable to directors , officers or employees (including, without limitation, any such increase pursuant to any severance package, bonus , pension , profit - sharing or other plan or commitment) ; (i) e ntered into any agreement which would be a material agreement , or amended or terminated any existing material agreement ; (j) to the Knowledge of the Company, been named as a party in any Litigation , or become the focus of any investigation by any government or regulatory agency or authority; (k) declared or paid any dividend or other distribution with respect crits - capitaI - stcrck; - o r tl7 - t o - t he - ' l{ - nowledge - of - the - e ompan y, - eXJJerh:ITceu - an y - otlre r e v e11 r o r - cond itio n of any character which has had, or could reasonably be expected to have , a Material Adverse Effect on the Company. 3 . 6 Litigation . There is no Litigation pending or , to the Knowledge of the Company, threatened before any court or by or before any governmental or regulatory authority or arbitrator , (a) affecting the Company (as plaintiff or defendant) or (b) against the Company relating to the Company Common Stock or the transactions contemplated by this Agreement. 7. Brokers . The Company has not emp l oyed any broker or finder , nor has it nor will it incur , directly or indirectly, any broker's , finder ' s, investment banking or similar fees , commissions or expenses in connection with the transactions contemplated by this Agreement or the Transaction Documents . 8. Compliance . To the Knowledge of the Company , the Company is in compliance with all federal , state, local and foreign laws , ordinances, regulations , judgments , rulings, orders and other requirements applicable to the Company and its assets and properties . To the Knowledge of the Company , the Company is not subject to any judicial, governmental or administrative inquiry , investigation, order , judgment or decree . 9. Charter . Bylaws and Corporate Records . True , correct and complete copies of (a) the Articles of Incorporation of the Company, as amended and in effect on the date hereof , (b) the Bylaws of the Company, as amended and in effect on the date hereof , have been made available to ASN and the Seller . 10. Subsid i aries . The Company has no Subsidiary. 11. Capitalization . As of the date of this Agreement, the authorized capital stock oftbe Company consists of 12 , 600 , 000 , 000 shares of common stock , USO $ 0 . 00001 par value per share , and 100 , 000 , 000 shares of preferred stock , par value $ 0 . 00001 , all of which are designated Series A Preferred Stock, of which as of the date of this Agreement , 916 , 021 , 728 shares of the Company Common Stock and 100 , 000 , 000 shares of Series A Preferred Stock are issued and outstanding . All shares of outstanding Company Common Stock have been dul y authorized , are validly issued and outstanding , and are fully paid and non - assessable . 12. Rights , Warrants . Options . Except as set forth in the Reports , there are no outstanding (a) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Company ; (b) options , warrants , subscriptions , puts , calls, or other rights to acquire capital stock or other equity interests of the Company ; or (c) commitments , agreements or understandings of any kind, including employee benefit arrangement s, relating to the issuance or repurchase by the Company of any capital stock or other equity interests of the

Company, or any instruments convertible or exe rcisable for any such securities or any options, warrants or rights to acquire such secur i ties . 13. Filings and Financial Statements . To the Company's Knowledge, all of the Reports --- - - c r = eq = L cce 11 = re c - ca · LOoe fi lectoy tl 1 eeompany hweb � led - wtth 1 he � e> 1 e - l'vlmkets � V 1 . oup - fort he -- pe riuds indicated in th e Reports, and as of the date filed, each of the Reports were true , accurate and complete in all material respects and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading . The financial statements included in the Reports of the Company : (a) have been prepared in accordance with the books of account and records of the Company ; and (b) fa irl y present . and are true , correct and complete statements in all materia l respects of the Company's financial condition and the resu l ts of its operations at the dates and for the periods specified in those statements . 14. Absence of Undisclosed Liabi I ities . Other than as disclosed by the Reports and the financial statements of the Company included in the Reports, the Company does not have any L i ab iliti es . The Company has no Knowledge of any c i rcumstances, conditions , events or arrangements which may hereafter give rise to any Liabilities of the Company . 15. Real Property . The Company does not own any fee simple interest in real property . The Company does not lease , sublease, or have any other contractua l in terest in any real property . 16. Benefit Plans and Agreements . Except as disclosed in the Reports , the Company is not a party to any Benefit Plan (as defined in Section 4 . 17 ) or employment agreement under which the Company currently has an obligation to provide benefits to any current or former employee, officer , director , consu l tant or advisor of the Co mpany . 17. Material Agreements . Except as disclosed in the Reports, the Company has no other material written and oral conh·acts or agreements including without limitation any : (i) contract resu lti ng in a comm itm ent or potential commitment for expenditure or other obligatio n or potential obligation, or which provides for the receipt or potential receipt , involving in excess of One Hundred Thousand Dollars (USDl 00 , 000 . 00 ) in any instance, or series of r e lated contracts that in the aggregate give rise to rights or obligations exceeding such amount ; (ii) indenture , mortgage, promissory note, loan agreement , guarantee or other agreement or commitment for the borrowing or lending of money or encumbrance of assets involving more than One Hundred Thousand Dollars (USO 100 , 000 . 00 ) in each instance ; (iii) agreement which restricts the Company from engaging in any line of business or from competing with any other Person ; or (iv) any other contract, agreement , instrument, arrangement or commitment that is material to the condition (financial or otherw i se), results of operation , assets, properties, liabilities, or business of the Com pany (collectively, and together with the employment agreements, Employee Benefit Plans and a ll other agreements required to be disclosed on any schedule to this Agreement , the " Material Company Agreements'') . 18. Disclosure . No representation or warranty of the Company contained in this Agreement, and no statement, report , or certificate furnished by or on behalf of the Company to Se ller pursuant hereto or in connection with the transactions contemplated hereby , contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or omits to state a material fact necessary in order to provide Seller with full and proper information as to the business, financial condition , assets , liabilities, and results of operation of the Company and the value of the properties or the ownership of the Company . ARTICLE IV Representations and Warranties of the Seller In order to induce the Company to enter into this Agreement and to consummate the transactions contemplated hereby, ASN and each Seller hereby severally and not jointly makes the representations and warranties set forth below to the Company . 1. Organization . ASN is a private limited company duly organized , validly existing and in good standing under the laws of Hong Kong . ASN has all requisite corporate power and authority to carry on its business as presently conducted . ASN is duly qualified to transact business in Malaysia and is in good standing as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a Material Adverse Effect on ASN . 2. Authorization ; Enforceability . ASN and each Seller have the capacity to execute , deliver and perform this Agreement . This Agreement and all other documents executed and delivered by ASN and Seller pursuant to this Agreement have been duly executed and delivered and constitute the legal, valid and binding obligations of ASN and Seller, as applicable, assuming the due authorization, execution and delivery of this Agreement by the Company , enforceable in accordance with their respective terms, except to the extent that their enforcement is limited by bankruptcy, insolvency , reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principals of equity . 3. No Violation or Conflict . The execution, delivery and performance of this Agreement and the other documents contemplated hereby by ASN and Seller, and the consummation by Seller of the transactions contemplated hereby : (a) do not violate or contl ict with any provision of law or regulation of Malaysia, or any writ , order or decree of any court or governmental or regulatory authority, or any provision of ASN's memorandum and articles of association ; and (b) do not and wi II not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default), cause the acceleration of performance, give to others any right of termination , amendment, acceleration or cancellation of or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of ASN pursuant to any instrument or agreement to which ASN is a party or by which ASN or its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing . 4. Consents of Governmental Authorities and Others . No consent , approval or authorization oL or registration, qualification or filing with governmental or regulatory authority, or any other Person, is required to be made by ASN or Seller in connection with the execution, delivery or performance of this Agreement by ASN or Seller , as applicable , or the consummation by ASN or Seller of the transactions contemplated hereby, excluding the e x ecution, delivery and performance of this Agre e ment by the Company . 5. -- Utigatron . There - i · s - no Litigation - pendin g - or - i : hreatened - before an y cou rt - or by or before any governmental or regulatory authority or arbitrator (a) affecting ASN (as plaintiff or defendant) or (b) again s t ASN relating to ASN Ordinary Stock or the transactions contemplated by this Agreement . 6. Brokers . None of ASN nor Seller has employed any broker or finder, and has not incurred and will not incur , directly or indirectly , any broker ' s, finder ' s , investment banking or similar fees , commissions or expenses in connection with the transactions contemplated by this Agreement or the Transaction Documents . 7. Compliance . ASN is in compliance with all ordinances, regulations , judgments , rulings , orders and other requirements imposed by the government of the Malaysia applicable to ASN and its assets and properties , except wher e such noncompliance would not have a Material Adverse Effect on ASN . To the Knowledge of ASN and Seller , it is not subject to any judicial , governmental or administrative inquiry , investigation , order , judgment or d e cree . 8. Charter, Bvlaws and Corporate Records . The Company has been provided with true , correct and complet e copies of (a) the memorandum and articles of association of ASN , as amended and in effect on the date hereof and (b) the minute book ofASN (containing all corporate proceedings from the date of incorporation) . Such minute book contain s accurate records of all meetings and other corporate actions of the board of cl irectors , committees of the board of directors , incorporators and shareholders of ASN from the date of it s incorporation to the date hereof which were memorialized in writing . 9. Capitalization . As of the date of this Agreement, ASN has issued and outstanding ]'en Thousand ( 10 , 000 ), shares ofASN Ordinary Stock . The issued and outstanding shares of ASN Ordinary Stock constitute one hundred percent ( 100% ) of the issued and outstanding capital stock of ASN . All of the outstanding shares of ASN Ordinary Stock have been duly authorized , are validly issued and outstanding , and are fully paid and non - assessable . Th e re are no dividends which have accru e d or been declared but are unpaid on the capital stock of ASN . 10. Subsidiaries . ASN has no Subsidia ry . 11. Rights, WatTants, Options . There are no outstanding : (a) securities or instruments convertible into or exercisable for any of th e capital stock or other equity interests of ASN ; (b) options , warrant s, subscriptions or other rights to acquire capital stock or other equity interests of ASN ; or (c) commitm e nt s, agreements or understanding s of any kind , including e mployee benefit arrangements , relating to the issuance or repurchase by ASN of any capital stock or other equity interests of ASN , or an y instruments convertible or e xercisable for an y s uch s ecuritie s or an y option s , warrant s or ri g ht s to acquire such se curiti es .

4 . 12 Conduct of Business . Except as set forth below, since January 1 , 2023 , ASN has conducted its business in the ordinary and usual course consistent with past practices and there has not occurred any Material Adverse Effect in the condition (financial or otherwise), results of operations, properties , assets, liabilities , or business of ASN . Since January 1 , 2023 , ASN has not -- -- -- (a) amended its memorandum and ar ticles of association ; - (b � ) � - d : : s -- otd 0 Ta 1 . 1 thorire � dforrS'S'CTIDT"ce or sale, shares of any class of its securities (including , but not limited to, by way of stock split or dividend) or any subscriptions , options, warrants , rights or convertible securities or entered into any agreements or commitments of any character obligating it to issue or sell any such securities ; (c) redeemed, purchased or otherwise acquired, directly or indirectly, any shares of its capital stock or any option , ,varrant or other right to purchase or acquire any such capital stock ; (d) suffered any damage , destruction or loss , whether or not covered by insurance, which has had or could reasonably be expected to have a Material Adverse Effect on any of its properties, assets, or business ; granted or made any mortgage or pledge or subjected itself or any of its properties or assets to any lien , charge or encumbrance of any kind ; (t) made or committed to make any capital expenditures in excess of USDl 00 , 000 ; (g) become subject to any guaranty ; (h) granted any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any severance package, bonus, pension, profit - sharing or other plan or commitment) ; (i) entered into any agreement which would be a material agreement , or amended or terminated any existing material agreement ; U) been named as a party in any Litigation , or become the focus of any investigation by any government or regulatory agency or authority ; (k) declared or paid any dividend or other distribution with respect to its capital stock ; or (I) experienced any other event or condition of any character which has had, or could reasonably be expected to have, a Material Adverse Effect on ASN . 4.13 Taxes. (a) all Taxes payable by ASN (if any) have been fully and timely paid or are fully provided for ; (b) neither ASN nor any Person on behalf of or with respect to ASN has executed or filed any agreements or waivers extending any statute oflimitations on or extending the period for the assessment or collection of any Tax . No power of attorney on behalf of ASN with respect to any Tax matter is currently in force ; (c) ASN is not a party to any Tax - sharing agreement or similar arrangement with any other party (whether or not written), and ASN has not assumed any Tax obligations of , or with respect to any transaction relating to, any other Person , or agreed to indemnify any other Person with respect to any Tax ; (d) no Tax Return concerning or relating to ASN or its operations has ever been audited by a government or taxing authority, nor is any such audit in process or pending, and ASN has not been notified of any request for such an audit or other examination . To the Knowledge of Seller , no claim has been made by a taxing authority in a jurisdiction where Tax Returns concerning or relating to ASN or its operations have not been filed , that it is or may be subject to taxation by that jurisdiction ;

(e) ASN has never been included in any con s olidated, combined , or unitary Tax Return ; and (f) ASN has complied in all material respects with all applicable Laws relating to the payment - and - w ithholding of Ta x e r, a 1 Td has duly and timel y - withheld - from empl - oyee salaTies , wages and other compensation , and has paid over to the appropriate taxing authorities . all amounts required to be so withheld and paid over for all periods under all applicable laws . 4 . 14 Environmental Matters . (a) No real property used by ASN presently or in the past has been used to manufacture , treat, store . or dispose of any hazardous substance and such property is free of all such substances such that the condition of the property is in compliance with applicable Environmental Laws ; (b) ASN is in compliance with all Environmental Laws applicable to ASN or its business as a result of any hazardous substance utilized by ASN in its business or otherwise placed at an y of the facilities owned , leased or operated by ASN , or in which ASN has a contractual interest ; (c) ASN has not received any complaint, notice, order , or citation of any actual, threatened or alleged noncompliance by ASN with any Environmental Laws ; and (d) there is no Litigation pending or threatened against ASN with respect to any violation or alleged violation of the Environmental Laws , and there is no reasonable basis for the institution of any such Litigation . (a) 4 . 15 Financial Statements . The Financial Statements shall : (a) have been prepared in accordance with the books of account and records of ASN ; (b) fairly present , and are true , correct and complete statements in all material respects of ASN ' s financial condition and the results of its operation s at the dates and for the periods specified in those statements ; and (c) have been prepared in accordance with International Financial Reporting Standards consistently applied with prior periods . 16. Absence of Undisclosed Liabilities . Other than as disclosed in the Financial Statements , ASN does not have any Liabilities . None of ASN nor Seller has any Knowledge of any circumstances, cone! itions, events or arrangements which may hereafter give rise to any Liabilities of ASN . 17. Employment Agreements: Employee Benefit Plans and Employee Payments . ASN is not a party to any bonus , pension , profit sharing, deferred compensation , incentive compensation , stock ownership , stock purchase, phantom stock , retirement , vacation , severance , disability , death benefit , hospitalization , medical or other plan, arrangement or understanding (whether or not legally binding) under which ASN currently has an obligation to provide benefits to any current or fonner emp l oyee , officer, director , consultant or advisor of ASN (col l ectively, · 'Benefit Plans " ). 18. Assets & Liabilities . ASN has good, clear and marketable title to all the tangible properties and tangible a s s e ts reflected in the Financial Statements as being owned by ASN or acquired after the date thereof which are, individually or in the aggregate , material to ASN ' s business (except properties sold or otherwise disposed of since the dat e thereof in the ordinar y course of bu s iness) , fre e and clear of all mat e rial liens .

19. Disclosure. No representation or warranty of ASN or Seller contained in this Agreement, and no statement, report, or certificate furnished by or on behalf of Se ll er to the Company pursuant hereto or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the - statements ccmta ined ITerein - ortherei n 7 1otmi sleadi - ngur0111its - -- to - state amateri a - Jfactnecessa in order to provide the Company with full and proper information as to the business, financial condition, assets, liabilities , or results of operation of ASN and the value of the properties or the ownership of ASN. 20. Further Representat ions and Warranties. The Seller (by his signature) further hereby represents and warrants to the Company that: a. Seller understands that the shares of the Company Common Stock (collectively, the "Sec urities") to be issued to him pursuant to this Agreement HA VE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCLES AND NO REGlSTRATION STATEMENT HAS BEEN FILED WITH ANY REGULATORY AGENCY ; b. Seller is not an underwriter and would be acquiring the Securities solely for investment for his own account and not with a view to, or for, resale in connection with any distribution within the meaning of the federal securities act, the state securities acts or any other applicable state securities acts ; c. Seller is not a person in the United States of America and at the time the buy order \ Vas originated, is outside the United States of America and are not a citizen of the United States (a "U . S . person " ) as that term is defined in Regulation S of the Securities Act and was not formed by a U . S . person principally for the purpose of investing in securities not registered under the Securities Act ; d. Se ll er understands the speculative nature and risks of investments associated ,vith the Company , and confirms that the acquisition of the Securities would be suitable and consistent with his investment program and that his financial position enables him or her to bear the risks of this investment ; e. To the extent that any federal, and/or state securities laws shall require , Seller hereby agrees that any securities acquired pursuant to this Agreement shall be without preference as to assets ; f. The certificate for shares of the Securities will contain a l egend that transfer is prohibited except in accordance with the provisions of Regulation S ; g. Seller has had the opportunity to ask questions of the Company and has received all information from the Company to the extent that the Company possessed such information , necessary to evaluate the merits and risks of any investment in the Company . Further , Seller acknowledges receipt of : (1) all material books, records and financia l statements of the Company ; (2) all material contracts and documents relating to the proposed transaction ; (3) all documents and reports filed with the OTC Markets Group ; and , (4) an opportunity to question the appropriate executive officers or partners: h. Seller has satisfied the suitability standards and securities laws imposed by th - e - go v � 1 e 11 ruf the respective - cuuntryh - e or she resides , i. Seller has adequate means of providing for his current needs and personal contingencies and has no need to sell the Securities acquired in the foreseeable future (that is at the time of the investment, he can afford to hold the investment for an indefinite period of time) ; j. Seller has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, is capable ofreading and interpreting financial statements . Further , Seller is a · ' sophisticated Seller" as that ter m is defined in applicable court cases and the rules, regulations and decisions of the United States Securities and Exchange Commission ; k. The offer and sale of the Securities referred to herein is being made outside the United States within the meaning of and in full compliance with Regulation S : I. Seller is not a U.S. person within the meaning of Regulation Sand is not acquiring the Shares for the account or benefit of any U.S. person: m. Seller hereby agrees not to engage in any hedging transactions involving the securities described herein unless in compliance with the Securities Act and Regulation S promulgated thereunder ; and n. Seller agrees to resell such Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration . ARTICLE V Additional Agreements 1. Survival of the Representations and WatTanties . The representations and warranties and covenants set forth in Article 11 [ and Article TV of this Agreement shall survive the Closing until the expiration of twelve (12) months from the Closing Date . No claim for indemnity with respect to breaches of representations and warranties may be brought by any party hereto, other than a claim for fraud or intentional misrepresentation, after expiration of the applicable survival period therefore as set forth in this Section 5 . 1 . 2. Investigation . The representations , warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations , warranties , covenants and agreements were made . All statements contained herein or in any schedule, certificate, exhibit, list or other document required to be delivered pursuant hereto, shall be deemed to be representations and warranties for purposes of this Agreement ; provided, that any knowledge or materiality qualifications contained herein shall be applicable to such other documents . 3. General Confid · entialitv . Each ofthe parties heTeto will treat and hold as such all of the Confidential Information of the other party, refrain from using any of the Confidential Information except in connection with this Agreement, and unless there is a closing on the Exchange, deliver promptly to the owner of such Confidential Information or destroy , at the request and option of the owner of the Confidential Information, all tangible embodiments (and all copies) of the Confidential lnfonnation which are in its possession . In the event that any of the parties is requested or required (by oral question or request for information or documents in any legal proceeding , interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information , that party will notify the affected party promptly of the request or requirement so that the affected party may seek an appropriate protective order or waive compliance with the provisions of this Section 5 . 3 . If, in the absence of a protective order or the receipt of a waiver hereunder , any of the parties is , on the advice of counsel, compelled to disclose any Confidential Infonnation to any tribunal or else stand liable for contempt, that Party may disclose the Confidential Information to the tribunal ; provided, however, that the disclosing party shall use its commercially reasonable efforts to obtain, at the request of the affected party, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the affected party shall designate . The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure . 4. Tax Treatment . Neither the Company nor Seller will knowingly take any action, written or otherwise, which would result in the transactions contemplated by this Agreement not being accounted for as tax - free exchange under the Code . ) . ) General . In case at any time after the Closing Date any f 1 . 111 her action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party reasonably may request , all at the sole cost and expense of the requesting party . ARTICLE VI Closing; Deliveries; Conditions Precedent 1. Closing ; Effective Date . All proceedings taken and all documents executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken , delivered and executed . 2. Deliveries (a) Unless waived by ASN, at Closing, the Company shall deliver the following document s to the Se lier:

(i) The resolutions adopted by all the directors of the Company approving the acquisition of the ASN Ordinary Stock by the C ompany from the Seller in accordance with the under the terms and conditions of this Agreement and ii7 - - t he � certificate - refened1 : o - in - Secti01 r 6 - : -- 3tdJ . (b) Unless waived by the Company , at Closing, the Seller and ASN shall deliver the following documents to the Company : (i) the ASN Certificates; (ii) a certificate from ad irector or the company secretary of ASN , as of a recent date, as to the good standing ofASN and certifying its Memorandum and Articles of Association ; (iii) certificates , dated the Closing Date , signed by a director of ASN setting forth that authorizing resolutions were adopted by ASN's Board of Directors approving the transfer of all ASN Ordinary Stock to the Company, this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby : (iv) the Financial Statements ; and (v) the certificates referred to in Section 6.4(d) . 6 . 3 Conditions Precedent to the Obligations of ASN and the Seller . Each and every obligation to consummate the transactions described in this Agreement and any and all liability of ASN and the Seller to the Company shall be subject to the following conditions precedent : (a) Representations and Warranties True . Each of the representations and warranties of the Company contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of such date . (b) Perfo 1111 ance . The Company shall have performed and complied in all material respects ,vith all of the agreements , covenants and obligations required under this Agreement to be performed or complied with by them on or prior to the Closing Date . (c) No Material Adverse Change . Except as expressly permitted or contemplated by this Agreement , no event or condition shall have occurred which has adversely affected or may adversely affect in any respect the condition (financial or otherwise) of the Company between the date of execution of th is Agreement and the Closing Date . (d) The Company ' s Certificate . The Company shall have deliv e red to Seller a certificate dated the Closing Date and signed b y a director of the Company , certif - Y ing that the conditions specified in Sections 6 . 3 (a) , (b) and (c) above have been fulfilled .

(e) Consents . The Company shall hav e obtained all authorizations, consents . waivers and approvals as may be required to consummate the transactions contemplated by this Agreement . 6 . 4 Conditions Precedent to the Obligations of the Company . Each and every obligation of the Company - to consummate the transactions described in this Agreement and any and all liability of the Company to ASN and the Seller shall be subject to the fulfillment of the following conditions precedent : (a) Representations and Warranties True . Each of the representations and warranties of ASN and the Seller contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of such date . (b) Performance . ASN and the Seller shall have performed and complied in all material respects with all of the agreements , covenants and obligations required under this Agreement to be performed or complied with by it on or prior to the Closing Date . (c) No Material Adverse Change . Except as expressly permitted or contemplated by this Agreement, no event or condition shall have occurred which has adversely affected or may adversely affect in any respect the condition (financial or otherwise) of ASN between the date of execution of this Agreement and the Closing Date . (d) Seller ' s Certificates . ASN and the Seller Representative shall have delivered a certificate addressed to the Company, dated the Closing Date , certifying that the conditions specified in Sections 6 . 4 (a), (b) and (c) above have been fulfilled . (e) Consents . ASN and the Seller shall have obtained all authorizations, consents, waivers and approvals as may be required to consummate the transactions contemplated by this Agreement , including but not limited to those with respect to any material agreement of ASN . (t) Due Diligence Review . The Company shall have completed within thirty (30) days from the date of this Agreement of its due di!igence investigation of ASN to it s satisfaction . (g) Financial Statements . ASN shall have delivered to the Company the Financial Statements . The Financial Statements shall : (a) have been prepared in accordance with the books of account and records of ASN ; (b) fairly present , and are true , correct and complete statements in all material respects of ASN's financial condition and the results of its operations at the dates and for the periods specified in those statements ; and (c) have been prepared in accordance with US GAAP consistently applied with prior periods . 6 . 5 Best Efforts . Subject to the te 1111 s and conditions provided in this Agreement, each of the parties shall use their respective best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those of the conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions, including obtaining all necessary consents, authorizations, orders, approvals and waivers.

6.6 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the occurrence of the Closing by the mutual consent of the parties hereto; (b) by the Company, if the Closing has not occurred on or prior to ______, 2024, or such other date as may be agreed to by the parties hereto (such date of termination being referred to herein as the "Termination Date"), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its obligations hereunder; (c) by ASN or any Seller solely with respect to such Seller and ASN Ordinary Stock held by such Seller at any time at or prior to Closing in such Seller's sole discretion if (i) any of the representations or warranties of the Company in this Agreement are not in all material respects true, accurate and complete or if the Company breaches in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within fourteen (14) days after notice thereof, but in any event prior to the Termination Date or (ii) any of the conditions precedent to the Company's obligations to conduct the Closing have not been satisfied by the date required thereof; or (d) by the Company at any time at or prior to Closing in its sole discretion if (i) any of the representations or warranties of Seller in this Agreement are not in all material respects true, accurate and complete or if Seller breaches in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within fourteen (14) days after notice thereof, but in any event prior to the Termination Date or (ii) any of the conditions precedent to the obligation of ASN and or the Seller to conduct the Closing have not been satisfied by the date required thereof. If this Agreement is terminated pursuant to this Section 6.6, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (c) and (d) above, if any, this Agreement shall terminate without further actions by the parties and no party shall have any further obligations under this Agreement.

6.7 Shares Issuance. Within twenty (20) days after the achievement of each milestone set forth in Section 2 above, the Company shall take all necessary steps to issue and deliver to the Seller the share certificates evidencing the Earn Out Shares issuable in the name of the Seller or his designee(s) for the respective number of shares to which the Seller is entitled pursuant to Section 2 hereof.

ARTICLE VII
Miscellaneous

7.1 Notices. Any notice, demand, claim or other communication under this Agreement shall be in writing and delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses as follows (or at such other addresses as shall be specified by the parties by like notice):

If to ASN: ASN ZONE ONE LIMITED.
FLAT/RM 6A G/F
SAN SHING AVENUE

SHEUNG SHUI , NEW TERRITORIES HONG KONG Attn: Secretary If to the Company: ZICIX Corporation Attn: Secretary If to Seller: To the address set forth below such Seller's signature Such notice shall be deemed delivered upon receipt against acknowledgment thereof if delivered personally, on the third business day following mailing if sent by certified mail, upon transmission against confirmation if sent by facsimile and on the next business day if sent by overnight courier . 2. Entire Agreement: Incorporation. This Agreement and the documents and instruments and other agreements among the patiies hereto as contemplated by or referred to herein contain every obligation and understanding between the parties relating to the subject matter hereof and merges all prior discussions , negotiations, agreements and understandings , both written and oral, if any , between them, and none of the parties shall be bound by any conditions, definitions , understandings , ,varranties or representations other than as expressly provided or refetTed to herein. All schedules , exhibits and other documents and agreements executed and delivered pursuant hereto are incorporated herein as if set forth in their entirety herein. 3. Binding Effect . This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs , personal representatives, legal representatives, and permitted assigns . 4. Assignment . This Agreement may not be assigned by any party without the written prior consent of the other party . Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the pat 1 ies hereto and their respective successors and permitted assigns . 5. Waiver and Amendment . Any representation , warranty, covenant , term or condition of this Agreement which may legally be waived , may be waived, or the time of perfo 1111 ance thereof extended, at any time by the party hereto entitled to the benefit thereof , and any term , condition or covenant hereof (including , without limitation , the period during which any condition is to be satisfied or any obligation performed) may be amended by the parties thereto at any time . Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the party against whom such waiver, extension or amendment is sought to be charged . No waiver by any party hereto, whether express or implied , of its rights under any provision of this Agreement shall constitute a waiver of such p a rty ' s rights under such provisions at any other time or a waiver of such party ' s rights under any other provision of this Agreement . No failure by any party thereof to take any action against any breach of this Agreement or default by another party shall con s titute a waiver of the former party's right to enforce any provision of this Agreement or to take action against such breach or default or an y sobs - e l[u rn rbrecrch or defaul r b y - sucl r otheT p - a � 6. No Third Party Beneficiarv . Nothing expressed or implied in this Agreement is intended , or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, personal representatives , legal representatives , successors and permitted assigns, any rights or remedies under or by reason of this Agreement, except as othenvise provided herein . 7. Severabilitv. In the event that any one or more of the provisions contained in this Agreement, or the application thereof, shall be declared invalid, void or unenforceable by a court of competent jurisdiction , the remainder of this Agreement shall remain in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid , void or unenforceable provision with a valid and enforceable provision that will achieve , to the extent possible , the economic , business and other purposes of such invalid , void or unenforceable prov1s1on. 8. Expenses . Except as otherwise provided herein , each party agrees to pay , without right of reimbursement from the other party, the costs incurred by it incident to the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby, including, without limitation , costs incident to the preparation of this Agreement , and the fees and disbursements of counsel , accountants and consultants employed by such party in connection herewith . 9. Headings . The table of contents and the section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement . 10. Other Remedies : Injunctive Relief . Except as otherwise provided herein , any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby , or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy . The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific tenns or were otherwise breached . It is accordingly agreed that subject to Section 7 . 13 hereof, the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court in the state of Nevada, this being in addition to any other remedy to which they are entitled at law or in equity . In any action at law or suit in equity to enforce this Agreement or the rights of the parties hereunder , the prevailing party in any such action or suit shall be entitled to receive a reasonable sum for its attorneys ' fees and all other reasonable costs and expenses incurred in such action or suit .

7 . 11 Counterparts . This Agreement may be executed in any number of counterparts , each of which shall be deemed an original but all of which together shall constitute one and the same instrument . Facsimile signatures shall be deemed valid and binding . � 7 _ 12 aoverning Lm, v . - 'fhis A : greemenrhas - been entered - into and - shall be construed - and enforced in accordance with the laws of the State of Nevada , without reference to the choice of law principles thereof . 13. Jurisdiction and Venue . This Agreement shall be subject to the exclusive jurisdiction of the courts of the State of Nevada . The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of Nevada by virtue of a failure to perform an act required to be performed in the State of Nevada and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of Nevada for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby . The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in the State of Nevada, and further irrevocably waive any claim that any suit, action or proceeding brought in the State of Nevada has been brought in an inconvenient forum . 14. Participation of Parties . The parties hereby agree that they have consulted their respective counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law , regulation , holding , or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document . 15. Further Assurances . The parties hereto shall deliver any and all other instruments or documents reasonably required to be delivered pursuant to, or necessary or proper in order to give effect to, all of the terms and provisions of this Agreement including, without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer full and complete ownership of the ASN Ordinary Stock to the Company or the issuance of the applicable securities to the Seller for the Consideration, as the case may be , free and clear of any liens or encumbrances . 16. Publicity . No public announcement or other publicity concerning this Agreement or the transactions contemplated hereby shall be made without the prior written consent of both the Company and Seller as to form , content , timing and manner of distribution . Nothing contained herein shall prevent any party from making any filing required by federal or state securities laws or stock exchange rules of the United States of America . 17. No So li citation . None of ASN, Seller nor the Company shall authorize or permit any of its officers, directors, agents , representatives, managers , members, agents, or advisors to solicit, initiate or encourage or take any action to facilitate the submission of inquiries, proposals or offers from any person relating to any matter concerning any merger , consolidation, business combination , recapitalization or similar transaction involving ASN or the Company, respectively, other than the transaction contemplated by this Agreement or any other transaction the consummation of which would or could reasonably be expected to impede , interfere with , prevent or delay the Exchange or which would or could be expected to dilute the benefits to each of the parties of the transactions contemplated hereby . Seller and the Company will immediately cease n - d - c - ause - i : o - be - ten 11 inated - an : r existi 11 g - activifres ; - disn 1 ss iun s - a 11 d - n - egotiatiuns -- with - a 11 n : rm·tte co nd ucted heretofore with respect to any of the foregoing . [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the clay and year first above written. ASN ZONE ONE LIMITED SELLER • Ordinary Shares) Address: _ FLAT/RM 6A G/F, SAN SHING AVENUE SHEUNG SHUI, NEW TERRITORIES HONGKONG

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